Exhibit 10.118
SUBORDINATED SECURITY AGREEMENT
This SUBORDINATED SECURITY AGREEMENT (this “Agreement”) is made this 23rd day of December, 2008, among Grantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of Supplement attached hereto as Annex 1 (collectively, jointly and severally, “Grantors” and each individually, “Grantor”), and RUSS BERRIE AND COMPANY, INC. (together with its successors and assigns, “Secured Party”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), dated December 23, 2008, between The Russ Companies, Inc., a Delaware corporation (the “Purchaser”) and the Secured Party, the Purchaser will purchase all of the issued and outstanding capital stock of each Sub (as defined in the Acquisition Agreement) and certain other assets described therein.
WHEREAS, in connection with the Acquisition Agreement, the Purchaser issued to Secured Party a Secured Promissory Note, dated as of December 23, 2008, in the original principal amount of $19,000,000 (as amended, restated, supplemented or otherwise modified from time to time, the “Note”).
WHEREAS, the Secured Party is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of December 23, 2008, by and among the Secured Party, The Encore Group Inc. and the other guarantors thereunder (together with The Encore Group, Inc., “Guarantors”), pursuant to which Guarantors have agreed, inter alia, to guaranty Purchaser’s obligations under the Note.
WHEREAS, the Purchaser and the other Grantors are party to that certain Credit and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”) among each of such Grantors as borrowers and Wells Fargo Bank, National Association, as lender (“WF”).
WHEREAS, the Secured Party is party to that certain Intercreditor Agreement (as amended or otherwise modified from time to time, the “Subordination Agreement”), dated December 23, 2008, between the Secured Party and WF, and acknowledged by the Purchaser.
WHEREAS, in order to induce the Secured Party to enter into the Acquisition Agreement, Grantors have agreed to grant to the Secured Party a continuing security interest in and to the Collateral (subject to the terms of the Subordination Agreement) in order to secure the payment of the Secured Obligations (as defined herein), by the granting of the security interests contemplated by this Agreement.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1. Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Acquisition Agreement. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
(a) “Account” means an account (as that term is defined in the Code).
(b) “Account Debtor” means any Person who is or who may become obligated under, with respect to, or on account of, an Account Receivable, chattel paper, or a general intangible.
(c) “Account Receivable” means, with respect to any Person, all of such Person’s now owned or hereafter acquired right, title, and interest with respect to “accounts” (as that term is defined in the Code), any and all “supporting obligations” (as that term is defined in the Code) in respect thereof, and any and all other accounts receivable, collections and payments receivable (including insurance proceeds, proceeds of cash sales, rental proceeds and tax refunds).
(d) “Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required in accordance with GAAP to be capitalized on the balance sheet of such Person.
(e) “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.
(f) “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.
(g) “Cash and Cash Equivalents” means all cash, deposit or securities account balances, certificates of deposit or other financial instruments properly classified as cash or cash equivalents under GAAP.
(h) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.
(i) “Collateral” has the meaning specified in Section 2.
(j) “Control Agreement” means a control agreement, in form and substance satisfactory to Secured Party, executed and delivered by each relevant Grantor, Secured Party or its agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).
(k) “Copyrights” means copyrights and copyright registrations, including, without limitation, the copyright registrations and recordings thereof and all applications in connection therewith listed on Schedule 1 attached hereto and made a part hereof, and (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each such Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each such Grantor’s rights corresponding thereto throughout the world.

(l) “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Secured Party in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Secured Party a security interest in all their respective Copyrights.
(m) “Deposit Accounts” means a deposit account (as that term is defined in the Code).
(n) “Domestic Subsidiary” means any Subsidiary of the Purchaser that is not a “controlled foreign corporation” as defined in the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.
(o) “Effective Date” means the date of this Agreement.
(p) “Equipment” means equipment (as that term is defined in the Code).
(q) “Equity Interests” means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity or other Person, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, limited liability company membership interests, common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act); in each case whether constituting “general intangibles” or “investment property” or otherwise under (and as defined in) the Code.
(r) “Event of Default” means (i) the failure by the Purchaser to pay all or any portion of any Secured Obligation as and when due, (ii) the occurrence of any Event of Default described in Section III of the Note or (iii) the occurrence of any event described in Section V of the Note.
(s) “Governmental Authority” means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
(t) “Intellectual Property” means any and all Intellectual Property Licenses, Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists.
(u) “Intellectual Property Licenses” means rights under or interest in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the applicable Grantor is a licensee or licensor under any such license agreement, including, without limitation, the license agreements listed on Schedule 2 attached hereto and made a part hereof, and the right to use the foregoing in connection with the enforcement of the payment of the Secured Obligations, including, without limitation, the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any such Grantor and now or hereafter covered by such licenses.
(v) “Inventory” means inventory (as that term is defined in the Code).
(w) “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code: all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(x) “Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.
(y) “Mortgage” means a mortgage, deed of trust or deed to secure debt, in form and substance substantially similar to that provided in accordance with the Financing Agreement or the Senior Security Agreement, as applicable, made by a Grantor in favor of the Secured Party securing the Secured Obligations and delivered to the Secured Party pursuant to the provisions hereof or otherwise.
(z) “Patents” means patents and patent applications, including, without limitation, the patents and patent applications listed on Schedule 3 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of each Grantor’s rights corresponding thereto throughout the world.
(aa) “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Secured Party in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Secured Party a security interest in all their respective Patents.
(bb) “Permitted Discretion” means a determination made in the exercise of reasonable (from the perspective of a secured lender) business judgment.
(cc) “Permitted Liens” has the meaning specified in the Financing Agreement.
(dd) “Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.
(ee) “Pledged Companies” means, each Person listed on Schedule 4 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Effective Date.
(ff) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now or hereafter owned by such Grantor, regardless of class or designation, including, without limitation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Equity Interests, the right to request after the occurrence and during the continuation of an Event of Default that such Equity Interests be registered in the name of Secured Party or any of its nominees, the right to receive any certificates representing any of the Equity Interests and the right to require that such certificates be delivered to Secured Party together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing; provided, however, that Pledged Interests shall not include more than 65% of the issued and outstanding Equity Interests in any direct or indirect Subsidiary of such Grantor which is not incorporated under the laws of any state of the United States of America or the District of Columbia.

(gg) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.
(hh) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that is a limited liability company.
(ii) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that is a partnership.
(jj) “Real Property” means any estates or interests in real property now owned or hereafter acquired by Grantors or any Domestic Subsidiary of any Grantor and the improvements thereto.
(kk) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
(ll) “Secured Obligations” means, collectively, (i) any and all amounts payable to the Secured Party under the Note; (ii) all principal, premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations, indemnities, guaranties, and all other amounts payable by the Purchaser in relation to the foregoing; (iii) the Guaranteed Obligations (as such term is defined in the Guaranty); (v) all obligations of each Grantor under this Agreement and any other Security Document, in each case whether arising before, during or after the commencement of any Insolvency Proceeding with respect to one or more Grantors (including, in each case, all fees, interest, attorneys’ fees, costs, charges, reimbursement obligations, indemnities, guaranties and all other amounts which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such amounts are allowed or allowable in whole or in part in any such Insolvency Proceeding).
(mm) “Securities Account” means a securities account (as that term is defined in the Code).
(nn) “Security Documents” means, collectively, this Agreement, each Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement, the Assignment of Life Insurance Policy as Collateral insuring the life of Richard Snow, and any other agreement, instrument or document securing the Secured Obligations.
(oo) “Senior Lender” means Wells Fargo Bank, National Association.
(pp) “Senior Security Agreement” means the Financing Agreement.
(qq) “Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

(rr) “Trademarks” means trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5 attached hereto and made a part hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of each Grantor’s business symbolized by the foregoing and connected therewith, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
(ss) “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Secured Party, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Secured Party a security interest in all their respective Trademarks.
(tt) “URL” means “uniform resource locator,” an internet web address.
If any term used herein is defined by reference to its definition in the Code, and such term is defined in Article 9 of the Code and in another Article of the Code, then the Article 9 definition of such term should control for all purposes hereunder.
2. Grant of Security. Each Grantor hereby unconditionally grants, collaterally assigns and pledges to Secured Party a continuing security interest in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located (hereinafter referred to as the “Security Interest”), including, without limitation, such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):
(a) all of such Grantor’s Accounts;
(b) all of such Grantor’s books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) (“Books”);
(c) all of such Grantor’s chattel paper (as that term is defined in the Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper (“Chattel Paper”);
(d) all of such Grantor’s interest with respect to any Deposit Account;
(e) all of such Grantor’s Equipment and fixtures;

(f) All of such Grantor’s general intangibles (as that term is defined in the Code) and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or Intellectual Property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods (as such term is defined in the Code), Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction (“General Intangibles”);
(g) all of such Grantor’s Inventory;
(h) all of such Grantor’s Investment Related Property;
(i) all of such Grantor’s letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) (“Negotiable Collateral”);
(j) all of such Grantor’s rights in respect of supporting obligations (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property (“Supporting Obligations”);
(k) all of such Grantor’s interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on Schedule 6 attached hereto (“Commercial Tort Claims”);
(l) all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Secured Party; and
(m) all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Commercial Tort Claims, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or Secured Party from time to time with respect to any of the Investment Related Property.

3. Security for Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed and (b) the exercise by Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Secured Party shall notify in writing the applicable Grantor of Secured Party’s exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.
5. Representations and Warranties. Each Grantor hereby represents and warrants as follows:
(a) The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Secured Party.
(b) Schedule 7 attached hereto sets forth all Real Property owned in fee by Grantors as of the Effective Date.
(c) As of the Effective Date, no Grantor has any interest in, or title to, any Copyrights, Intellectual Property Licenses, Patents, or Trademarks except as set forth on Schedules 1, 2, 3 and 5, respectively, attached hereto. This Agreement is effective to create a valid and continuing Lien on such Copyrights, Intellectual Property Licenses, Patents and Trademarks and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent Security Agreement and the Trademark Security Agreement with the United States Patent and Trademark Office, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8 hereto and payment of all fees, all action necessary or desirable to protect and perfect the Security Interest in and to on each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interests are enforceable as such as against any and all creditors of and purchasers from any Grantor except with respect to the Senior Lender. No Grantor has any interest in any Copyright that is necessary or economically desirable in connection with the operation of the Purchaser’s business, or that generates any revenue in excess of $100,000, except for those Copyrights identified on Schedule 1 attached hereto which have been registered with the United States Copyright Office.
(d) This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Secured Party, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 8 attached hereto. Upon the making of such filings and payment of all fees, Secured Party shall have a second priority (junior only to the Liens in favor of the Senior Lender and any Permitted Liens defined in and described in the Financing Agreement) perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.

(e) Except for the Security Interest created hereby and under the Senior Security Agreement, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Liens permitted under the Senior Security Agreement, of the Pledged Interests indicated on Schedule 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Effective Date; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 4 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (ii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Secured Party as provided herein; (iii) all actions necessary or desirable to perfect, establish the second priority of, or otherwise protect, Secured Party’s Liens in the Investment Related Collateral (which Liens are junior only to Liens in favor of the Senior Lender), and the proceeds thereof, have been duly taken, (A) upon the execution and delivery of this Agreement; (B) upon the taking of possession by Secured Party of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (C) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (iv) each Grantor has delivered to and deposited with the Senior Lender (or, with respect to any Pledged Interests created after the Effective Date, will deliver and deposit with the Senior Lender in accordance with Sections 6(a) and 8 of the Senior Security Agreement) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates.
(f) Except as set forth in the Subordination Agreement, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.
6. Covenants. Subject to the terms of the Subordination Agreement, each Grantor, jointly and severally, covenants and agrees with Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:
(a) Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Control Collateral (as defined in the Subordination Agreement) such Collateral shall be held by the Senior Lender for the benefit of the Secured Party for the purpose of perfection the Secured Party’s security interest therein during the term of the Subordination Agreement. Subject to the foregoing, to the extent permitted by the Subordination Agreement (or, in any event, after the termination of the Subordination Agreement), in the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Secured Party’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, immediately upon the written request of Secured Party and in accordance with Section 8 hereof, shall execute such other documents as shall be requested by Secured Party or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Secured Party, together with such undated powers endorsed in blank as shall be requested by Secured Party;

(b) Chattel Paper.
(i) Each Grantor shall take all steps reasonably necessary to grant Secured Party control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction;
(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Financing Agreement), promptly upon the written request of Secured Party, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Russ Berrie and Company, Inc.;
(c) Deposit Accounts.
(i) The Deposit Accounts of each Grantor shall be controlled by the Senior Lender for the benefit of the Secured Party for the purpose of perfection of the Secured Party’s security interest therein;
(ii) Upon or promptly after termination of the Subordination Agreement, each Grantor shall obtain in favor of Secured Party an authenticated Control Agreement from (A) each bank holding a Deposit Account that, immediately prior to such termination, was subject to a Control Agreement in favor of the Senior Lender or any Lender, and (B) each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor where such financial assets or commodities were, immediately prior to such termination, subject to a Control Agreement in favor of the Senior Lender or any Lender;
(d) Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Secured Party thereof and, upon the written request by Secured Party, enter into a tri-party agreement with Secured Party and the issuer and/or confirming bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Secured Party and directing all payments thereunder to Secured Party’s account, which assignment shall be consented to by such issuer or confirming bank, all in form and substance satisfactory to Secured Party;
(e) Commercial Tort Claims. Each Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Secured Party in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party and, upon the written request of Secured Party, promptly amend Schedule 6 to this Agreement, authorize the filing of additional or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Secured Party to give Secured Party a second priority (junior only to Liens in favor of the Senior Lender), perfected security interest in any such Commercial Tort Claim;

(f) Government Contracts. Promptly, upon written request by Secured Party, each Grantor shall execute any instruments or take any steps reasonably required by Secured Party in order to comply with the Assignment of Claims Act or other applicable law;
(g) Intellectual Property.
(i) Upon the written request of Secured Party, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Secured Party one or more Copyright Security Agreements, Trademark Security Agreements, and/or Patent Security Agreements to evidence Secured Party’s Lien on such Grantor’s Patents, Trademarks, and/or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;
(ii) Each Grantor shall have the duty, to the extent necessary or economically desirable in the operation of such Grantor’s business, as determined by such Grantor’s reasonable judgment, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings. Each Grantor shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary or economically desirable in connection with the operation of such Grantor’s business or generates annual revenue in excess of $100,000. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Grantor. Each Grantor further agrees not to abandon any Trademark, Patent, Copyright, or Intellectual Property License that is necessary or economically desirable in the operation of such Grantor’s business, as determined by such Grantor’s reasonable judgment, without the prior written consent of Secured Party, which consent shall not be unreasonably withheld or denied;
(iii) Grantors acknowledge and agree that the Secured Party shall have no duties with respect to the Trademarks, Patents, Copyrights, or Intellectual Property Licenses. Without limiting the generality of this Section 6(g), Grantors acknowledge and agree that Secured Party shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks, Patents, Copyrights, or Intellectual Property Licenses against any other Person, but the Secured Party may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including, without limitation, reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Grantors;
(iv) In no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, (A) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency unless it gives Secured Party prompt written notice thereof; or (B) file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency without giving Secured Party written notice concurrently therewith. Promptly upon any such filing, each Grantor shall comply with Section 6(g)(i) hereof;

(h) Investment Related Property.
(i) If any Grantor shall receive or become entitled to receive any Pledged Interests after the Effective Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Secured Party a duly executed Pledged Interests Addendum identifying such Pledged Interests;
(ii) During the term of the Subordination Agreement, in the event that any Investment Related Property, including proceeds, is evidenced by or consists of Control Collateral (as defined in the Subordination Agreement) such Collateral shall be held by the Senior Lender for the benefit of the Secured Party for the purpose of perfection the Secured Party’s security interest therein;
(iii) All sums of money and property paid or distributed in respect of the Investment Related Property which are received by any Grantor shall be held by the Grantors in trust for the benefit of Secured Party segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Secured Party in the exact form received, unless any such action would violate the terms of the Subordination Agreement;
(iv) Each Grantor shall promptly deliver to Secured Party a copy of each material notice or other communication received by it in respect of any Pledged Interests;
(v) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests that would violate the terms of the Subordination Agreement;
(vi) Each Grantor agrees that it will cooperate with Secured Party in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof;
(vii) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, all limited liability company or partnership interests, issued each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Pledgor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction;
(i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 5 Business Days of acquisition) notify Secured Party of the acquisition of such Real Property and will grant to Secured Party, a second priority Mortgage (junior only to Liens in favor of the Senior Lender) on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Secured Party, in connection with the grant of such Mortgage as Secured Party shall request in its Permitted Discretion, including, without limitation, title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;

(j) Transfers and Other Liens. Grantors shall not create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Liens permitted by the Senior Security Agreement as in effect as of the date hereof; and
(k) Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify Secured Party in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Trademarks, Patents, Copyrights, Intellectual Property Licenses, Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the Code), or instruments (as defined in the Code) and, upon the written request of Secured Party and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Secured Party to protect Secured Party’s Security Interest therein.
7. Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the documents referred to below in the manner so indicated.
(a) Note. In the event of any conflict between any provision in this Agreement and a provision in the Note, such provision of the Note shall control.
(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Secured Party hereunder.
8. Further Assurances.
(a) Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.
(b) Each Grantor authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Secured Party such other instruments or notices, as may be necessary or as Secured Party may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.
(c) Each Grantor authorizes Secured Party to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, in order to perfect Secured Party’s security interest in the Collateral without such Grantor’s signature. Each Grantor also hereby ratifies its authorization for Secured Party to have filed in any jurisdiction any financing statements filed prior to the date hereof in connection with this Agreement.

(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Secured Party, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.
(e) Each Grantor agrees that, if at any time during the term of the Subordination Agreement such Grantor shall grant to Senior Lender or any Lender a Lien over such Grantor’s assets, such Grantor shall also concurrently therewith grant a Lien on such assets to Secured Party on substantially the same terms and conditions provided to Senior Lender (subject only to such Liens being junior in priority to the Liens of Senior Lender). In connection with such grant, such Grantor shall deliver to Secured Party such agreements, instruments, filings, recordations, legal opinions and other documents delivered to Senior Lender in connection with the relevant grant to Senior Lender or such Lender. Such Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Secured Party may reasonably request, in order to perfect and protect such Lien or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to such Lien.
(f) Each Grantor agrees that, if at any time prior to the termination of the Subordination Agreement, such Grantor shall enter into any collateral access agreement, bailee agreement or landlord waiver for the benefit of the Senior Lender or any Lender relating to any location at which Collateral is located, such Grantor shall concurrently therewith or promptly (and in any event no later than 60 days) thereafter afford Secured Party the opportunity to enter into an agreement with respect to such location on substantially the same terms and conditions as those given to the Senior Lender or make other similar arrangements acceptable to Secured Party in its sole discretion.
(g) Each Grantor agrees that, if at any time prior to the termination of the Subordination Agreement, such Grantor makes any of its insurance policies payable to Senior Lender or any Lender, whether as “loss payee”, “additional insured” or otherwise, such Grantor shall concurrently therewith or promptly (and in any event no later than 60 days) thereafter make such insurance policy payable (subject only to the prior payment of loss proceeds to Senior Lender) to Secured Party on substantially the same terms and conditions as those given to the Senior Lender or make other similar arrangements acceptable to Secured Party in its sole discretion.
9. Secured Party’s Right to Perform Contracts. Upon the occurrence and during the continuance of an Event of Default, Secured Party (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.
10. Secured Party Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Secured Party its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing and subject to the terms of the Subordination Agreement, to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Secured Party;

(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
(d) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;
(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;
(f) to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and
(g) Secured Party shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and Intellectual Property Licenses and, if Secured Party shall commence any such suit, the appropriate Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement.
To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.
11. Secured Party May Perform. Subject to the terms of the Subordination Agreement, if any of Grantors fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable, jointly and severally, by Grantors.
12. Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s interest in the Collateral shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.
13. Collection of Accounts, General Intangibles and Negotiable Collateral. Subject to the terms of the Subordination Agreement, at any time upon the occurrence and during the continuation of an Event of Default, Secured Party or Secured Party’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Secured Party or that Secured Party has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations.

14. Disposition of Pledged Interests by Secured Party. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default has occurred and is continuing may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Secured Party shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Secured Party shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Secured Party has handled the disposition in a commercially reasonable manner.
15. Voting Rights.
(a) Upon the occurrence and during the continuation of an Event of Default, (i) Secured Party may, at its option, subject to the terms of the Subordination Agreement, and with 5 Business Days prior written notice to any Grantor, and in addition to all rights and remedies available to Secured Party under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) if Secured Party duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Secured Party, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.
(b) For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Secured Party, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Secured Party or the value of the Pledged Interests.
16. Remedies. Upon the occurrence and during the continuance of an Event of Default, but in all instances subject to the terms of the Subordination Agreement:
(a) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Secured Party without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit, and upon such other terms as Secured Party may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days written notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Secured Party is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Secured Party.
(c) Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
(d) Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and is continuing Secured Party shall have the right to an immediate writ of possession without notice of a hearing. Secured Party shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantors may have thereto or the right to have a bond or other security posted by Secured Party.
17. Remedies Cumulative. Each right, power, and remedy of Secured Party as provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers, or remedies.
18. Marshaling. Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19. Indemnity and Expenses.
(a) Subject to the terms of the Subordination Agreement, each Grantor agrees to indemnify Secured Party from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.
(b) Subject to the terms of the Subordination Agreement, Grantors, jointly and severally, shall, upon demand, pay to Secured Party all the reasonable costs and expenses (including without limitation reasonably attorney’s fees and expenses) which Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon the occurrence and during the continuance of an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof. This provision shall survive the termination of this Agreement and the Note and the repayment of the Secured Obligations.
20. Merger, Amendments; Etc. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Secured Party and each of Grantors to which such amendment applies.
21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Secured Party at its address specified in the Note, and to any of the Grantors at the address specified for the Purchaser in the Note, care of the Purchaser, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
22. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Secured Obligations have been paid in full in cash in accordance with the provisions of the Note, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Secured Party, and its successors, transferees and assigns. Upon payment in full in cash of the Secured Obligations in accordance with the provisions of the Note, the Security Interest granted hereby shall terminate and this Agreement all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Secured Party will authorize the filing of appropriate termination statements and/or releases to terminate such Security Interests immediately and deliver any Collateral in its possession to the applicable Grantor. No transfer or renewal, extension, assignment, or termination of this Agreement, or any other instrument or document executed and delivered by any Grantor to Secured Party, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Secured Party, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Secured Party. Secured Party shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Secured Party and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Secured Party would otherwise have had on any other occasion.

23. Governing Law.
(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SECURED PARTY ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PURCHASER, EACH OTHER GRANTOR AND SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).
(c) PURCHASER AND THE OTHER GRANTORS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PURCHASER AND EACH OTHER GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
24. New Subsidiaries. In the event that any new direct or indirect Subsidiary of the Purchaser or any other Grantor is required to enter into the Senior Security Agreement in accordance with the terms thereof, such new Subsidiary shall be required to enter into this Agreement by executing and delivering in favor of Secured Party an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
25. Secured Party. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Secured Party” shall be a reference to Secured Party.

26. Miscellaneous.
(a) This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(c) Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.
(d) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(e) Subordination Agreement. Notwithstanding anything contained herein to the contrary, the lien and security interest granted to the Secured Party pursuant to this Agreement and the exercise of any right and remedy by Secured Party are subject to the terms of the Subordination Agreement. In the event of any conflict between the terms of the Subordination Agreement and this Agreement, the terms of the Subordination Agreement shall govern and control.
IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	THE RUSS COMPANIES, INC., a Delaware corporation
	By:	/s/ Richard Snow
		Name:	Richard Snow
		Title:	President

THE ENCORE GROUP, INC., a California corporation
By:	/s/ Richard Snow
	Name:	Richard Snow
	Title:	President
Signature Page to Security Agreement

RUSS BERRIE U.S. GIFT, INC., a Delaware corporation
By:	/s/ Richard Snow
	Name:	Richard Snow
	Title:	President
Signature Page to Security Agreement

RUSS BERRIE AND COMPANY INVESTMENTS, INC., a New Jersey corporation
By:	/s/ Richard Snow
	Name:	Richard Snow
	Title:	President
Signature Page to Security Agreement

RUSS BERRIE AND COMPANY PROPERTIES, INC., a New Jersey corporation
By:	/s/ Richard Snow
	Name:	Richard Snow
	Title:	President
Signature Page to Security Agreement

RUSSPLUS, INC., a New Jersey corporation
By:	/s/ Richard Snow
	Name:	Richard Snow
	Title:	President
Signature Page to Security Agreement

SECURED PARTY:	RUSS BERRIE AND COMPANY, INC., a New Jersey corporation
	By:	/s/ Marc Goldfarb
		Name:	Marc Goldfarb
		Title:	Senior Vice President, General Counsel & Secretary
Signature Page to Security Agreement